UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

NESS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50954	98-0346908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv		61580 Israel
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972 (3) 766-6800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2010, Ivan Hruška informed Ness Technologies, Inc. (the “Company”) of his resignation from all of his executive positions with the Company and its subsidiaries effective March 31, 2010.  Mr. Hruška has served as the President of Ness Europe, the Company’s System Integration division operating in Europe, since January 2004, and previously served the Company as the Managing Director of Ness CEE.

The Company is in the final stages of recruiting Mr. Hruška’s successor as the President of Ness Europe, and expects to announce the successor before the effective date of Mr. Hruška’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESS TECHNOLOGIES, INC.

Dated: March 1, 2010	By:	/s/ Ilan Rotem
		Name:	Ilan Rotem
		Title:	Chief Legal Officer and Secretary